Supplement dated December 8, 2017

To the current Prospectuses, as amended, for

New York Life Insurance and Annuity Corporation

New York Life Variable Universal Life Insurance Policies

Investing in

NYLIAC Variable Universal Life Separate Account-I

NYLIAC Corporate Sponsored Variable Universal Life Separate Account-I

This supplement amends the most recent prospectus you received, as amended (the “Prospectuses”), for the variable universal life insurance policies offered through the separate accounts referenced above. You should read this information carefully and retain this supplement for future reference together with the Prospectuses. This supplement is not valid unless it is read in conjunction with the applicable Prospectus for your policy. All capitalized terms used but not defined herein have the same meaning as those included in the Prospectuses.

The purpose of this supplement is to note the replacement of a Subadviser on certain Eligible Portfolios listed in the Prospectuses. Keeping this purpose in mind, please note that the following changes will occur:

Effective January 1, 2018, all references in the Prospectuses to Cornerstone Capital Management Holdings LLC or CCM as a Subadviser will be: (i) deleted and (ii) replaced by Mackay Shields LLC (“Mackay”), to the extent that Mackay is not already listed as a Subadviser for that Eligible Portfolio.

New York Life Insurance and Annuity Corporation

(A Delaware Corporation)

51 Madison Avenue

New York, New York 10010